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                                                                    EXHIBIT 21.1

                        SUNGLASS HUT INTERNATIONAL, INC.
                         SUBSIDIARIES OF THE REGISTRANT

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                                                                                           STATE OR COUNTRY
                               NAME OF SUBSIDIARY                                          OF INCORPORATION
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SUNGLASS HUT INTERNATIONAL, INC.                                                               FLORIDA
SUNGLASS HUT CORPORATION                                                                       FLORIDA
SUNGLASS HUT TRADING CORPORATION                                                               FLORIDA
SUNGLASS HUT OF CANADA, LTD.                                                               ONTARIO, CANADA
SUNGLASS HUT OF PUERTO RICO, INC.                                                            PUERTO RICO
SUNGLASS HUT OF VIRGIN ISLANDS, INC.                                                      US VIRGIN ISLANDS
SUNGLASS HUT REALTY CORPORATION                                                                FLORIDA
SUNGLASS HUT OF FLORIDA, INC.                                                                  FLORIDA
SUNGLASS HUT (U.K.) LIMITED                                                                 UNITED KINGDOM
SUNGLASS HUT IRELAND, LTD.                                                                     IRELAND
SUNGLASS HUT NETHERLANDS B.V.                                                                NETHERLANDS
SUNGLASS HUT BELGIUM N.V.                                                                      BELGIUM
SUNGLASS HUT ITALY S.R.L.                                                                       ITALY
SUNGLASS HUT ACQUISITION CORP.                                                                 FLORIDA
SUNGLASS HUT OF MEXICO, INC.                                                                   FLORIDA
SUNGLASS HUT HOLDINGS OF MEXICO, INC.                                                          FLORIDA
IHS DISTRIBUTION CORPORATION                                                                   FLORIDA
IHS PROCUREMENT CORP.                                                                          FLORIDA
SUNGLASS HUT DE MEXICO, SA DE CV                                                                MEXICO
DISTRIBUIDORA MEXICANA DE ARTICULOS PARA SOL SA DE CV                                           MEXICO
SUNGLASS HUT HOLDINGS OF FRANCE, INC.                                                          FLORIDA
SUNGLASS HUT OF NORTHERN FRANCE, INC.                                                          FLORIDA
SUNGLASS HUT OF SOUTHERN FRANCE, INC.                                                          FLORIDA
SUNGLASS HUT OF FRANCE, S.A.                                                                    FRANCE
SHI SALES CORP.                                                                                FLORIDA
SUNGLASS HUT AUSTRALIA PTY LIMITED                                                            AUSTRALIA
SUNGLASS WORLD HOLDING PTY LIMITED                                                            AUSTRALIA
SUNGLASS HUT SWEDEN AB                                                                          SWEDEN
SUNGLASS HUT PORTUGAL, COMERCIO DE OCULOS, LDA.                                                PORTUGAL
SUNGLASS HUT EYEX COMPANY                                                                      FLORIDA
SUNGLASS HUT GERMANY GMBH                                                                      GERMANY
SUNGLASS HUT SPAIN SL                                                                           SPAIN
SUNGLASS HUT AG                                                                              SWITZERLAND
WATCH STATION, INC.                                                                            FLORIDA
SUNGLASS HUT VERTRIEBS GMBH                                                                    GERMANY
SUNGLASS HUT (SINT MAARTEN) N.V.                                                         NETHERLAND ANTILLES
SUNGLASS HUT (ST. MARTIN) SARL                                                             FRENCH ANTILLES
SUNGLASS HUT (CURACAO) N.V.                                                                    CURACAO
SUNGLASS HUT (BONAIRE) N.V.                                                                    BONAIRE
SUNGLASS HUT (ANTIGUA) LIMITED                                                                 ANTIGUA
SUNGLASS HUT (NEW ZEALAND) PTY LTD.                                                          NEW ZEALAND
SUNGLASS HUT (ST. CROIX) LTD.                                                                 ST. CROIX
SUNGLASS HUT (BARBADOS), INC.                                                                  BARBADOS
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